US Nuclear Corp to Present at LD Micro Conference

President/CEO to speak about the China market, new advanced tritium radiation detection monitors and the growing terrorist threat of black market nuclear material theft

Los Angeles, CA. November 25, 2015 - US Nuclear Corp. (OTCBB: UCLE) today announced that its President and CEO, Robert I. Goldstein, will present at the LD Micro Conference on Thursday, December 3, 2015 at 8 AM Pacific Standard Time, at the Luxe Sunset Hotel in Los Angeles, CA. Mr. Goldstein will speak on the topic of the Company's products, the nuclear energy market, how nuclear energy is clean energy, the China nuclear energy opportunity, growing nuclear threats of radioactive materials known as a "dirty bomb", a drone program that carries a special radiation detection system used to detect radiation in the air, and new advanced radiation detector monitors for the nuclear energy industry. Mr. Goldstein said, "China has made a tremendous capital commitment for nuclear energy building hundreds of billions of dollars of reactors and planned reactors to supply their country's growing energy needs, and importantly, to combat the toxic effects of burning coal as a fuel source." Additionally, he added, "There are more credible threats of arms smugglers attempting to sell stolen nuclear material to terrorists and extremist groups like ISIS than ever before. Law enforcement, government agencies and the military require special tools in detecting such material, we seek to provide these additional tools to assist. Our new drone will make an appearance at our presentation to demonstrate how it can help provide critical support to law enforcement and military applications." "We will also discuss the features of our new Model 593 from Overhoff Technology Corp. that offers advanced tritium detection that is 300 times more sensitive than previous models."

Management is also available for individual meetings. Accordingly, the Company will file a Form 8-K on SEC Edgar disclosing its presentation at the LD Micro Conference, and this press release and the presentation deck which will be discussed on Thursday, December 3, 2015 at 8AM Pacific Standard Time will be filed as exhibits.

About US Nuclear Corp.

US Nuclear Corp is a fully reporting, publicly traded company on the Over-the-Counter Bulletin Board, and traded under the ticker symbol UCLE. The Company's operations are principally engaged through its subsidiaries, operating two leading nuclear radiation detection companies, Overhoff Technology Corp. and Optron Scientific Company Inc. The Company designs, manufactures and markets branded, full line radiation detection and specialized advanced tritium technology for the nuclear energy industry and for emerging technological processes such as Thorium and Molten Salt (MSR) reactor technologies both domestically and internationally to customers such as United States Government Agencies, the U.S. Military, Homeland Security, Scientific Laboratories, Universities, Hospitals, nuclear reactor facilities in the United States, China, Canada, South Korea, Argentina, Russia and others. For more information, please access the corporate website at www.usnuclearcorp.com

About LD Micro

LD Micro is an investment newsletter that focuses on finding undervalued companies in the micro-cap space. Since 2002, the firm has published reports on select companies throughout the year. The firm also hosts the LD Micro Invitational in June. It is a non-registered investment advisor. For more information, please contact 408-457-1042, or visit www.ldmicro.com

Information Regarding Forward-Looking Statements

This release contains statements that constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These statements appear in a number of places in this release and include all statements that are not statements of historical fact regarding the intent, belief or current expectations of US Nuclear Corp. and its directors or its officers with respect to, among other things: (i) expected income; (ii) earnings per share; (iii) revenues; (iv) margins; (v) financing plans; (vi) trends affecting its financial condition or results of operations; (vii) growth strategy and operating strategy. The words "may," “expect,” “anticipate,” “intend,” “plan,” “believe,” “seek,” “see,” “will,” “would,” “target” "estimate," "can," and "potential" and similar expressions and variations thereof are intended to identify forward-looking statements. Investors are cautioned that any such forward-looking statements are not guarantees of future performance and involve risks and uncertainties, many of which are beyond US Nuclear Corp's ability to control, and actual results may differ materially from those projected in the forward-looking statements as a result of various factors, and the other factors that are described in “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2014. These or other uncertainties may cause our actual future results to be materially different than those expressed in our forward-looking statements. We do not undertake to update our forward-looking statements. More information about the potential factors that could affect the business and financial results is and will be included in US Nuclear Corp's filings with the Securities and Exchange Commission.

Safe Harbor Act

This press release includes "forward-looking statements" within the meaning of the safe harbor provisions of the United States Private Securities Litigation Reform Act of 1995. Actual results may differ from expectations, estimates and projections and, consequently, you should not rely on these forward looking statements as predictions of future events. Words such as "expect," "estimate," "project," "budget," "forecast," "anticipate," "intend," "plan," "may," "will," "could," "should," "believes," "predicts," "potential," "continue," and similar expressions are intended to identify such forward-looking statements. These forward-looking statements involve significant risks and uncertainties that could cause the actual results to differ materially from the expected results. Investors may find additional information regarding US Nuclear Corp. at the SEC website at http://www.sec.gov, or the company’s website at www.usnuclearcorp.com

CONTACT: US Nuclear Corp. (OTCBB: UCLE)

Robert I. Goldstein, President, CEO, and Chairman

Rachel Boulds, Chief Financial Officer

(818) 883 7043

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